Exhibit 10.22

August 16, 2024

Vladimir Mihai Iacob

Str. Sperantei

Nr. 3-5

Baia Mare, Romania

Marius Selescu

Str. Sperantei

Nr. 3-5

Baia Mare, Romania

Robert J. Hariri, MD, PhD

170 Park Avenue

Florham Park, NJ 07932

Re: Amendment to Loan Agreement Dated August 21, 2023 (the “Loan Agreement”)

This letter serves as an amendment to the Loan Agreement entered into between Celularity Inc. (“Borrower”) and the lender parties thereto (collectively, the “Lenders” and each, a “Lender”).

The parties agree that Section 2.3 of the Loan Agreement is hereby amended by replacing the existing Maturity Date of August 21, 2024, with a new Maturity Date of December 31, 2024. All references to the “Maturity Date” in the Loan Agreement shall henceforth be deemed to refer to December 31, 2024.

Each Lender hereby acknowledges and agrees that, as of the date of this Amendment, no Event of Default (as defined in the Loan Agreement) has occurred and is continuing. The Borrower represents that it is in compliance with all covenants, agreements, and conditions contained in the Loan Agreement.

Each Lender further agrees to forbear from taking any action or exercising any remedy available under Section 6.2 of the Loan Agreement due to any potential Event of Default that may have occurred or be deemed to have occurred as of the date of this Amendment. This forbearance shall continue until the new Maturity Date of December 31, 2024, provided that no new Event of Default occurs after the date of this Amendment.

Except as expressly amended hereby, all terms, conditions, and covenants contained in the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. This amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile or electronic transmission shall be considered as original signatures for all purposes.

170 Park Ave, Florham Park, New Jersey 07932

170 Park Ave, Florham Park, New Jersey 07932

celularity.com

Exhibit 10.22

Please acknowledge your agreement to the terms of this Amendment by signing in the space provided below and returning a fully executed copy to our attention at your earliest convenience.

We appreciate your continued support and cooperation.

Sincerely,

Very truly yours,

CELULARITY INC.

By:	/s/ David C. Beers
	Name:	David C. Beers
	Title:	Chief Financial Officer

Acknowledged and agreed by:

Lender:

Robert J. Hariri, MD, PhD

By:	/s/ Robert J. Hariri
(signature)

Lender:

VLADIMIR hihai iacob

By:	/s/ Vladimir Hihai Iacob
(signature)

Lender:

marius selescu

By:	/s/ Marius Selescu
(signature)

170 Park Ave, Florham Park, New Jersey 07932

170 Park Ave, Florham Park, New Jersey 07932

celularity.com